EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated March 13, 2006 ("Report"), in the 2005 Annual Report on Form 10-KSB of ANTS software inc. (the "Company") and we further consent to the incorporation by reference of our Report in the Registration Statements on Form S-8 (No. 333-46766, No. 333-62206 and No. 333-105507) of the Company.


Date:    March 23, 2006                        /s/ Burr, Pilger, & Mayer, LLP
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                                               Burr, Pilger, & Mayer, LLP